UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2008

ANTH 1, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-53135	38-3764053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25078 E. Canal PL

 Aurora, CO 80018

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (720) 859-3795

ANTH 1, INC.

25078 E. Canal PL

Aurora, CO 80018

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.01 Completion of Acquisition or Disposition of Assets.

ANTH 1, Inc.  acquired NeoVax, Inc. on July 17, 2008.

CONSIDERATION

Pursuant to the Agreement, the Signing Stockholders of NeoVax, in exchange for all of the securities of NeoVax outstanding immediately prior to the merger, will receive from ANTH 20,954,000 shares of ANTH common stock.

Immediately following the transaction, assuming no adjustment, the Signing Stockholders of NeoVax will own 99% of the total issued and outstanding ANTH common stock.

REPRESENTATIONS AND WARRANTIES

The  Agreement contains representations and warranties of ANTH  and NeoVax relating to, among other things, (a) proper corporate organization and similar corporate matters, (b) capital structure of each constituent company, (c) the authorization, performance and enforceability of the Merger Agreement, (d) licenses and permits, (e) taxes, (f) financial information and absence of undisclosed liabilities, (g) holding of leases and ownership of other properties, including intellectual property, (h) accounts receivable, (i) contracts, (j) title to properties, and environmental condition thereof, (k) title and condition of assets, (l) absence of certain changes, (m) employee matters, (n) compliance with laws, (o) litigation (p) regulatory matters and (q) compliance with applicable provisions of securities laws. The Signing Stockholders have represented and warranted, among other things, as to their accredited investor status.

COVENANTS

ANTH and NeoVax have each agreed to take such actions as are necessary, proper or advisable to consummate the merger. They have also agreed to continue to operate their respective businesses in the ordinary course prior to the closing and not to take certain specified actions without the prior written consent of the other party.

The Agreement also contains additional covenants of the parties, including covenants providing for:

(i)      The parties to use commercially reasonable efforts to obtain all necessary approvals from Signing Stockholders, governmental agencies and other third parties that are required for the consummation of the transactions contemplated  by the Agreement;

         (ii)     The protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

Item 5.01  Change in Control of Registrant.

As a result of the arrangements regarding the election of ANTH directors who will serve as such after the closing of the merger that are described above in Item 2.01, a change in control of ANTH will occur as a result of the merger.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On July 17, 2008Larry A. Gelhaar resigned as our president and director. Mr. Gelhaar joined us as                President and Director on September 10, 2007.

(b) On July 17, 2008, we appointed James J. Tufts, age 56, as our Chief Executive Officer, President and  Director.

        (c)  On July 17, 2008 we appointed Mark A. Gohr, age 37, as Director.

          (d) On July 17, 2008 we appointed Jeffrey W. Villano, age 40, as Director and Secretary

Item 5.06 Change in Shell Company Status.

Prior to the acquisition of NeoVax, Inc. on July 17, 2008, the Company was a “shell company” as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. As described in Item 1.01 above, which is incorporated by reference into this Item 5.06, the Company ceased being a shell company upon completion of the acquisition of NeoVax, Inc.

Item 1. Description of Business.

Overview

ANTH 1, Inc. (“we”, “us”, “our”, the "Company" or the "Registrant") was incorporated in the State of Colorado on September 10, 2007.

Corporate Information

The Company was originally organized as a “blank check” shell company to investigate and acquire a target company or business seeking the perceived advantages of being a publicly held corporation. With the acquisition of NeoVax, Inc. on July 17, 2008, we are now a biotechnology company.  Our principal office is located at 25078 E. Canal PL Aurora, CO 80018 and our telephone number is (720) 859-3795.

Our Business

NeoVax Inc. is a biotechnology company dedicated to developing vaccines for several infectious diseases including H5N1 influenza virus. NeoVax utilizes state of the art recombinant DNA adenoviral vector and Rnai (inhibition RNA) technologies to develop highly specific genetic vaccines. This technology platform, allows the developing of “ad hoc” genetic vaccines in a fraction of the time needed to develop conventional immunogenetic vaccines. Over the last fifty years, very little progress have been made to develop faster and more effective vaccines. Large pharmaceutical companies have chosen to terminate their vaccine programs due to the high cost and minor profit margin associated with the production of vaccines. As a result, vaccine R&D spending has decreased dramatically. Over the last couple of years the acute shortage of influenza vaccines coupled with the raising of new and potentially very lethal viral strains(avian influenza H5N1), has made the need of developing better and faster vaccine technologies an issue of paramount importance. Our plan  is to apply UltraVax™ technology to develop highly specific DNA vaccines by targeting specific key genes for avian influenza H5N1. Production of these recombinant vaccines can be scaled up between 2-4 months compared to the current vaccine technology requiring 18-24 months. This is the niche market opportunity for a platform technology firm such as NeoVax to support Research and Development and Product Development.

The 1918 influenza pandemic killed more people (about 50 million) than did the fighting in World War I. The genetic makeup of the 1918 pandemic strain (H5N1) and the reason for this virus’ extremely potent virulence have been recently elucidated and characterized. The avian flu has been touted as a “Threat worse then Terror” (Newsweek, 10/31/’05). Because the flu virus has the capacity to jump from one animal species to the other, it’s a war that never ends.

The US has allocated $7.1 billion in order to combat and prevent the outbreak of a flu pandemic. Epidemiologist agrees that a flu pandemic is inevitable sooner or later, although there is no way to predict if the H5N1 will be the germ to cause it. The best weapon against H5N1 or any flu virus strain would be a vaccine. The traditional “seasonal” flu vaccine development and manufacturing (via chicken egg incubation) required about 16-18 months. In order to combat a pandemic, we need the ability to isolate the virus and convert into a vaccine and produce enough vaccines for 30 million within 8-10 months. NeoVax’s adenovirus technology can speed the process by utilizing recombinant DNA technology and growing vaccines in cell cultures to cope with a fast-moving natural disaster.

TECHNOLOGY

NEOVAX’s Therapeutic Strategy against Avian Flu

Gene Expression System

 In addition to choosing a relevant therapeutic gene and the appropriate gene delivery system, the ability to express (turn on) the delivered gene is a key factor in the development of successful gene therapies. Current approaches utilize a variety of DNA sequences promoters that act as on/off switches for gene expression. Some promoters are active only in specific cell types, and are used to target gene activity to specific cells. Other promoters are expressed in a wide variety of cell types and may be used when cell-specific expression is not required. Promoter selection also depends on the level of gene expression that is desired. Inducible promoter systems which can be turned on or off in response to certain drugs or compounds are being investigated. The same is also true for self-regulating expression systems that provide very high levels of expression. The variety of gene expression systems available and under development expands the potential applications of gene therapy to new indications.

As the genetic and molecular basis for a multiplicity of diseases is elucidated, the promise of gene therapy continues to grow. Although initial efforts in gene therapy focused on delivering a normal copy of a missing or defective gene, current programs are applying gene delivery technology across a broader spectrum of disease conditions. Gene delivery is now being used to:

•

Replace missing or defective genes or produce recombinant proteins that exhibit therapeutic potential;

•

Deliver genes that catalyze the destruction of cancer cells or cause cancer cells to revert back to normal tissue;

•

Deliver viral or bacterial genes as a form of vaccination; and

•

Deliver genes that promote the growth of new tissue or stimulate regeneration of damaged tissue.

A process for producing on a large scale highly purified Adenovirus recombinant vectors with high viral titer is applied to the production of highly purified Adenovirus viruses carrying the specific RNA sequences for the neuroamidase and the hemoagglutinine genes.  This technology will allow us to develop a highly efficient avian influenza adenovirus-based recombinant DNA vaccine. The core platform technology is based on:

•

therapeutic gene isolation, (therapeutic protein) epitope identification, and vector construction;

•

production and purification process development of therapeutic proteins, DNA and viral vectors;

•

bulk drug substance pilot-scale production; and

•

quality assurance and control.

RISK FACTORS

An investment in the Company is highly speculative in nature and involves an extremely high degree of risk.

There may be conflicts of interest between our management and our non-management stockholders.

Conflicts of interest create the risk that management may have an incentive to act adversely to the interests of other investors. A conflict of interest may arise between our management's personal pecuniary interest and its fiduciary duty to our stockholders. Further, our management's own pecuniary interest may at some point compromise its fiduciary duty to our stockholders.

Our business is difficult to evaluate because we have no operating history.

As the Company has no operating history or revenue and only minimal assets, there is a risk that we will be unable to continue as a going concern and consummate a business combination. The Company has had no recent operating history nor any revenues or earnings from operations since inception. We have no significant assets or financial resources. We will, in all likelihood, sustain operating expenses without corresponding revenues.

Limited Capitalization and Lack of Working Capital.

The Company has extremely limited capitalization and is dependent on the achieving profitable operations and receipt of additional financing to continue as a going concern. The Company will likely require additional capital from outside sources in order to continue as a going concern. The Company will endeavor to finance its need for additional working capital through debt or private equity financing. Additional debt financing would be sought only in the event that equity financing failed to provide the Company necessary working capital. Debt financing may require the Company to mortgage, pledge or hypothecate its assets, and would reduce cash flow otherwise available to pay operating expenses and acquire additional assets. Debt financing would likely take the form of short-term financing provided by officers and directors of the Company, to be repaid from future equity financing. Additional equity financing is anticipated to take the form of one or more private placements to qualified investors under exemptions from the registration requirements of the 1933 Act or a subsequent public offering. However, there are no current agreements or understandings with regard to the form, time or amount of such financing and there is no assurance that any of this financing can be obtained or that the Company can continue as a going concern.

There is currently no trading market for our common stock, and liquidity of shares of our common stock is limited.

The shares of our common stock are not registered under the securities laws of any state or other jurisdiction, and accordingly there is no public trading market for our common stock. A public trading market is expected to develop in the foreseeable future with the acquisition of NeoVax and the filing of  a registration statement under the Securities Act. Currently, outstanding shares of our common stock cannot be offered, sold, pledged or otherwise transferred unless subsequently registered pursuant to, or exempt from registration under, the Securities Act and any other applicable federal or state securities laws or regulations. Shares of our common stock cannot be sold under the exemptions from registration provided by Rule 144 under or Section 4(1) of the Securities Act, in accordance with the letter from Richard K. Wulff, Chief of the Office of Small Business Policy of the Securities and Exchange Commission’s Division of Corporation Finance, to Ken Worm of NASD Regulation, dated January 21, 2000. This letter provides that certain private transfers of the shares of our common stock also may be prohibited without registration under federal securities laws. Compliance with the criteria for securing exemptions under federal securities laws and the securities laws of the various states is extremely complex, especially in respect of those exemptions affording flexibility and the elimination of trading restrictions in respect of securities received in exempt transactions and subsequently disposed of without registration under the Securities Act or state securities laws.

We have never paid dividends on our common stock.

We have never paid dividends on our common stock and do not presently intend to pay any dividends in the foreseeable future. We anticipate that any funds available for payment of dividends will be re-invested into the Company to further its business strategy.

The Company may be subject to certain tax consequences in our business, which may increase our cost of doing business.

We may not be able to structure our acquisition to result in tax-free treatment for the companies or their stockholders, which could deter third parties from entering into certain business combinations with us or result in being taxed on consideration received in a transaction. Currently, a transaction may be structured so as to result in tax-free treatment to both companies, as prescribed by various federal and state tax provisions. We intend to structure any business combination so as to minimize the federal and state tax consequences to both us and the target entity; however, we cannot guarantee that the business combination will meet the statutory requirements of a tax-free reorganization or that the parties will obtain the intended tax-free treatment upon a transfer of stock or assets. A non-qualifying reorganization could result in the imposition of both federal and state taxes that may have an adverse effect on both parties to the transaction.

 Conflict of Interest.

Officers and directors of the Company are subject to potential conflicts of interest in their service to the Company.  Since each of the officers and directors is engaged in other business enterprises, and has not devoted their full time to the affairs of the Company, they are also subject to potential conflicts with regard to time, effort and corporate opportunity. None of the officers or directors will devote full time to the affairs of the Company. However, officers and directors are aware of their fiduciary duty to the Company and believe they have sufficient time to devote to its affairs. In addition, each of the officers and directors is aware of the doctrine of corporate opportunity as it relates to their position as officers and directors.

We cannot assure you that following that our common stock will be listed on NASDAQ or any other securities exchange.

Following this business combination, we intend to seek the listing of our common stock on NASDAQ or the American Stock Exchange. However, we cannot assure you that following such a transaction, we will be able to meet the initial listing standards of either of those or any other stock exchange, or that we will be able to maintain a listing of our common stock on either of those or any other stock exchange. After completing a business combination, until our common stock is listed on the NASDAQ or another stock exchange, we expect that our common stock would be eligible to trade on the OTC Bulletin Board, another over-the-counter quotation system, or on the “pink sheets,” where our stockholders may find it more difficult to dispose of shares or obtain accurate quotations as to the market value of our common stock. In addition, we would be subject to an SEC rule that, if it failed to meet the criteria set forth in such rule, imposes various practice requirements on broker-dealers who sell securities governed by the rule to persons other than established customers and accredited investors. Consequently, such rule may deter broker-dealers from recommending or selling our common stock, which may further affect its liquidity. This would also make it more difficult for us to raise additional capital following a business combination.

Control by major shareholders.

Two major shareholders currently own approximately 77% of all the issued and outstanding capital stock of the Company. Consequently, these shareholders have the ability to influence control of the operations of the Company and, acting together, will have the ability to influence or control substantially all matters submitted to stockholders for approval, including:

·	Election of the Board of Directors;

·	Removal of any directors;

·	Amendment of the Company’s certificate of incorporation or bylaws; and

·	Adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination.

These stockholders will thus have substantial influence over our management and affairs and other stockholders of the Company possess no practical ability to remove management or effect the operations of the business of the Company.

This registration statement contains forward-looking statements and information relating to us, our industry and to other businesses.

These forward-looking statements are based on the beliefs of our management, as well as assumptions made by and information currently available to our management. When used in this prospectus, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are subject to risks and uncertainties that may cause our actual results to differ materially from those contemplated in our forward-looking statements. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.

Possible Rule 144 Sales and Market Overhang.

Rule 144 provides, among other things, and subject to certain limitations, that a person holding restricted securities for a period of one year may sell, every three months, those securities in brokerage transactions in an amount equal to 1% of the Company's outstanding Common Stock or the average weekly trading volume during the four weeks preceding the sale, whichever amount is greater. After six months, holders of restricted stock who are not affiliates of the Company may apply to sell all restricted stock free of restrictions. Possible sales of the Company's Common Shares pursuant to Rule 144 may, in the future, have a depressive effect on the price of the Company's Common Shares.

Common or Preferred Stock.

The Company is authorized by its Certificate of Incorporation to issue an aggregate of 130,000,000 shares of capital stock, of which 100,000,000 are shares of common stock, par value $.001 per share (the "Common Stock") and 30,000,000 shares of preferred stock, par value $.001 per share (the Preferred Stock”).

All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. All stockholders are entitled to share equally in dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available. In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. The stockholders do not have cumulative or preemptive rights. All shares of preferred stock will be allowed ten votes for every one share of preferred stock issued.

Penny Stock Regulation.

Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker- dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker- dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. If the Company's securities become subject to the penny stock rules, investors in this offering may find it more difficult to sell their securities.

Arbitrary Offering Price; Dilution.

The offering price, upon listing, of the Common Shares offered hereunder will be determined by the Company, and bears no necessary relationship to any  ordinary investment criterion. In making such determination, the prospects for the Company's pursuit of its proposed business plan, the proceeds to be raised by this offering, the relative costs and expenses involved and the competition and market were all considered. In addition, since the Company has not retained an underwriter for purposes of this offering, the offering price has not been subject to evaluation by any third party as would be the case in an underwritten offering.

Investors Bear Risk of Loss.

Substantially all of the proceeds required to operate the Company for the next 12 months are being sought from investors in this offering. The investors of the Company will bear the risk of the Company's operations for the foreseeable future, with no assurance that management will be successful in applying the proceeds to increase growth and profitability of the Company.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this report, including in the documents incorporated by reference into this report, includes some statement that are not purely historical and that are “forward-looking statements.” Such forward-looking statements include, but are not limited to, statements regarding our and their management’s expectations, hopes, beliefs, intentions or strategies regarding the future, including our financial condition, results of operations, and the expected impact of the Share Exchange on the parties’ individual and combined financial performance. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions, or the negatives of such terms, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this report are based on current expectations and beliefs concerning future developments and the potential effects on the parties and the transaction. There can be no assurance that future developments actually affecting us will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the parties’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  These risks and uncertainties, along with others, are also described above under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion of ANTH 1, Inc.  (referred to herein as the “Company”, “we”, “our”, or “us”) financial condition and results of operations should be read in conjunction with its financial statements and the related notes, and the other financial information included in this information statement.

Forward-Looking Statements

The following discussion should be read in conjunction with ANTH 1, Inc.’s consolidated financial statements and related notes included elsewhere in this Current Report on Form 8-K.

This filing contains forward-looking statements. The words “anticipated,” “believe,” “expect, “plan,” “intend,” “seek,” “estimate,” “project,” “could,” “may,” and similar expressions are intended to identify forward-looking statements. These statements include, among others, information regarding future operations, future capital expenditures, and future net cash flow. Such statements reflect Asia Time’s management’s current views with respect to future events and financial performance and involve risks and uncertainties, including, without limitation, general economic and business conditions, changes in foreign, political, social, and economic conditions, regulatory initiatives and compliance with governmental regulations, the ability to achieve further market penetration and additional customers, and various other matters, many of which are beyond ANTH 1’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove to be incorrect, actual results may vary materially and adversely from those anticipated, believed, estimated or otherwise indicated. Consequently, all of the forward-looking statements made in this filing are qualified by these cautionary statements and there can be no assurance of the actual results or developments.

Business

We are a biotechnology company dedicated to developing vaccines for several infectious diseases including H5N1 influenza virus. We utilize state of the art recombinant DNA adenoviral vector and Rnai (inhibition RNA) technologies to develop highly specific genetic vaccines. This technology platform, allows the developing of “ad hoc” genetic vaccine in a fraction of the time needed to develop conventional immunogenetic vaccines. Over the last fifty years,  very little progress have been made to develop faster and more effective vaccines. Large pharmaceutical companies have chosen to terminate their vaccine programs due to the high cost and minor profit margin associated with the production of vaccines. As a result,  vaccine R&D spending has decreased dramatically. Over the last couple of years the acute shortage of influenza vaccines coupled with the raising of new and potentially very lethal viral strains(avian influenza H5N1) has made the need of developing better and faster vaccine technologies an issue of paramount importance. Our plan  is to apply UltraVax™ technology to develop highly specific DNA vaccines by targeting specific key genes for the avian influenza H5N1. Production of these recombinant vaccines can be scaled up between 2-4 months compared to the current vaccine technology requiring 18-24 months. This is the niche market opportunity for a platform technology firm such as NeoVax  to support Research and Development and Product Development.

Liquidity and Capital Resources

At July 17, 2008 , the Company had a working capital of $8,365, consisting of current assets of $12,095 and current liabilities of $3,730. Management is of the opinion that the Company is dependent upon the obtaining additional capital and achieving profitable operations to continue as a going concern. The Company continues to require cash from outside sources to continue operations, as the Company's operations use, rather than provide cash.

ITEM 3. DESCRIPTION OF PROPERTY.

The company is provided space at 25078 E. Canal PL  Aurora, CO 80018.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

(a) Security ownership of certain beneficial owners.

The following table sets forth, as of July 17, 2008 the  number of shares of Common Stock owned of record and beneficially by executive officers, directors and persons who hold 5% or more of the outstanding Common Stock of the Company. Also included are the shares held by all executive officers and directors as a group.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class
Anthos Holdings, LLC (1)	10,250,000	51.2%
Elia Holdings, LLC (2)	5,250,000	26.2%

(1) (2)

Patrick Rundle is managing member of Anthos Holdings, LLC. Their address is 11880 Antler Trail, Littleton, CO 80127.

 Rene Rivera Irizarry is managing member of Elia Holdings, LLC. Their address is 11880 Antler Trail, Littleton, CO 80127.

ITEM 5. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

A. Identification of Directors and Executive Officers. The current officers and directors will serve for one year or until their respective successors are elected and qualified. They are:

Name	Age	Position

James J. Tufts Mark A. Gohr Jeffrey W. Villano	56 37 40	President and Director Director Secretary and Director

James J. Tufts, President and Director. Mr. Tufts is our President and a member of the Board of Directors. Mr. Tufts grew up in and near Chicago, Illinois and graduated from the University of Illinois in 1973 with double majors of Political Science and Economics.  He spent 25 years in the transportation industry before moving into the investment field, specializing in Biotech businesses.  His primary interests are vaccine development and animal husbandry improvement

.

Mark A. Gohr, Director. Mr. Gohr is an accomplished Strategic Financial Analyst with experience in analyzing data and implementing plans to design, promote, and boost sales of products and services. He holds a Masters Degree in Economics from The University of Colorado and a Bachelor of Science in Administration and Economics from Hastings College.

Jeffrey W.  Villano,  Secretary and Director. Mr. Villano, 40, is a graduate of the University of Colorado-Denver and holds a Bachelor of Science degree in Finance. His experience is primarily in the management, sales and marketing of small- to mid-size companies.  Recently, he has been responsible for multi-state territory management for a global medical laser manufacturer, as well as operating and growing his own electronic custom-installation business locally in Colorado.

B. Significant Employees. None.

C. Family Relationships. None.

D. Involvement in Certain Legal Proceedings. None.

E. The Board of Directors acts as the Audit Committee and the Board has no separate committees. The Company has no qualified financial expert at this time because it has not been able to hire a qualified candidate. Further, the Company believes that it has inadequate financial resources at this time to hire such an expert. The Company intends to continue to search for a qualified individual for hire.

ITEM 6. EXECUTIVE COMPENSATION.

None of the Company’s officers or directors has received any cash remuneration since inception. Officers will not receive any remuneration upon completion of the offering until the consummation of an acquisition. No remuneration of any nature has been paid for or on account of services rendered by a director in such capacity. None of the officers and directors intends to devote more than a few hours a week to our affairs.

It is possible that, after the Company successfully consummates a business combination with an unaffiliated entity, that entity may desire to employ or retain one or a number of members of our management for the purposes of providing services to the surviving entity. However, the Company has adopted a policy whereby the offer of any post-transaction employment to members of management will not be a consideration in our decision whether to undertake any proposed transaction.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

There are no understandings or agreements regarding compensation our management will receive after a business combination that is required to be included in this table, or otherwise.

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Except as otherwise indicated herein, there have been no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-B.

ITEM 8. DESCRIPTION OF SECURITIES.

(a) Common or Preferred Stock.

The Company is authorized by its Certificate of Incorporation to issue an aggregate of 130,000,000 shares of capital stock, of which 100,000,000 are shares of common stock, par value $.001 per share (the "Common Stock") and 30,000,000 shares of preferred stock, par value $.001 per share (the Preferred Stock”).

All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. All stockholders are entitled to share equally in dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available. In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. The stockholders do not have cumulative or preemptive rights. All shares of preferred stock will be allowed ten votes for every one share of preferred stock issued.

The description of certain matters relating to the securities of the Company is a summary and is qualified in its entirety by the provisions of the Company's Certificate of Incorporation and By-Laws, copies of which have been previously filed as exhibits.

(b) Debt Securities. None.

(c) Other Securities To Be Registered. None.

PART II

ITEM 1. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

(a) Market Information. The Company's Common Stock is not trading on any stock exchange. The Company is not aware of any market activity in its Common Stock since its inception through the date of this filing.

(b) Holders. As of July 17, 2008, there were 59 record holders of ANTH 1, Inc.  shares of  Common Stock.

(c) Dividends. The Registrant has not paid any cash dividends to date and does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Registrant's business.

ITEM 2. LEGAL PROCEEDINGS.

Presently, there are not any material pending legal proceedings to which the Registrant is a party or as to which any of its property is subject, and no such proceedings are known to the Registrant to be threatened or contemplated against it.

ITEM 3. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

There are not and have not been any disagreements between the Registrant and its accountants on any matter of accounting principles, practices or financial statement disclosure.

 ITEM 4. RECENT SALES OF UNREGISTERED SECURITIES.

The Registrant issued 24,000 shares of Common Stock on September 30, 2006, to one accredited investor, for aggregate cash consideration of $12,000. The Registrant sold these shares of Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act.

5,930,000 shares have been issued for marketing, legal, and administrative services. Neither the Registrant nor any person acting on its behalf offered or sold the securities by means of any form of general solicitation or general advertising. No services were performed by any purchaser as consideration for the shares issued.

All purchasers represented in writing that they acquired the securities for their own accounts. A legend was placed on the stock certificates stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without an effective registration or an exemption therefrom, but may not be sold pursuant to the exemptions provided by Section 4(1) of the Securities Act or Rule 144 under the Securities Act, in accordance with the letter from Richard K. Wulff, Chief of the Office of Small Business Policy of the Securities and Exchange Commission’s Division of Corporation Finance, to Ken Worm of NASD Regulation, Inc., dated January 21, 2000.

ITEM 5. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Colorado General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses including attorneys' fees, judgments, fines and amounts paid in settlement in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative other than an action by or in the right of the corporation, a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses including attorneys' fees incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's certificate of incorporation, bylaws, agreement, a vote of stockholders or disinterested directors or otherwise.

Colorado General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

• any breach of the director's duty of loyalty to the corporation or its stockholders;

• acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

• payments of unlawful dividends or unlawful stock repurchases or redemptions; or

• any transaction from which the director derived an improper personal benefit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements of Businesses Acquired

The financial  statements  required by Form 8-K Item 9.01(a) will be filed by an amendment to this report within 71 calendar days after July 17, 2008.

Pro Forma Financial Information.

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The pro forma  financial  information  required by Form 8-K Item 9.01(b) will be filed by an  amendment  to this report  within 71  calendar  days after July 17, 2008.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, ANTH 1, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTH 1, INC.
Dated: July 17, 2008	By:	/s/ James J. Tufts
James J. Tufts
President

INDEX TO EXHIBITS

Exhibit
Number	Description

3.1	Certificate of Incorporation *
3.2	By-Laws *
4.1	Specimen of common stock certificate *
10.1	Asset Purchase Agreement dated July 17, 2008 among ANTH 1, Inc. and certain of the stockholders of Neovax, Inc.
99.2	Certain audited financial statements of ANTH 1, Inc.
99.3 .	Certain audited financial statements of NeoVax, Inc

*- Previously filed in 10-12G filed on March 14, 2008